UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9931 Franklin Avenue Franklin Park, Illinois	60131
(Address of principal executive offices)	(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As reported in a Current Report on Form 8-K filed on February 6, 2009, Rubicon Technology, Inc. (the “Company”) on January 29, 2009, entered into an Executive Employment Agreement with Raja M. Parvez, the Company’s president and chief executive officer, and a First Amendment to Executive Employment Agreement with William F. Weissman, the Company’s chief financial officer. These agreements were inadvertently omitted as exhibits to the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009, filed on May 8, 2009, and they are being filed as exhibits herewith.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.5(b)*	Executive Employment Agreement with Raja M. Parvez dated January 29, 2009

10.8(a)*	First Amendment to Executive Employment Agreement with William F. Weissman dated January 29, 2009

*	Management Compensatory Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: December 3, 2009	By:	/S/ WILLIAM F. WEISSMAN
	Name:	William F. Weissman
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.5(b)*	Executive Employment Agreement with Raja M. Parvez dated January 29, 2009

10.8(a)*	First Amendment to Executive Employment Agreement with William F. Weissman dated January 29, 2009

*	Management Compensatory Agreement